EXHIBIT 10.14

ASSIGNMENT OF REPRESENTATIONS AND WARRANTIES AGREEMENT

This is an Assignment of Representations and Warranties Agreement (the “Agreement”) made as of the 1st day of March, 2013, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), Christiana Trust, a division of Wilmington Savings Fund Society, FSB, a federal savings bank, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” or the “Assignee”) under a Pooling and Servicing Agreement dated as of February 1, 2013 (the “Pooling and Servicing Agreement”), and Fremont Bank, a California state chartered financial institution (“Fremont”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the “Mortgage Loans”) listed on Attachment 1 annexed hereto (the “Mortgage Loan Schedule”) are subject to the terms of the Flow Mortgage Loan Purchase and Sale Agreement dated as of August 1, 2011, between Assignor and Fremont (the “Purchase Agreement”) as modified or supplemented by this Agreement. Unless otherwise specified herein, capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement. Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling and Servicing Agreement.

Assignment

1.           Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the representations and warranties made by Fremont pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor.

2.           Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the representations and warranties made by Fremont pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, Depositor is released from all obligations under the Purchase Agreement, and Assignee hereby accepts such assignment from Depositor.

3.            Fremont hereby acknowledges the foregoing assignments.

Representations and Warranties

4.           Assignor warrants and represents to, and covenants with, Depositor, Assignee and Fremont as of the date hereof that:

(a)           Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)           Assignor is the lawful owner of its interests and rights under the Purchase Agreement to the extent of the Mortgage Loans, free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of the representations and warranties to Assignee as contemplated herein, Assignee shall have good title to such representations and warranties under the Purchase Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

(c)           There are no offsets, counterclaims or other defenses available to Fremont with respect to the Purchase Agreement;

(d)           Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under the Purchase Agreement;

(e)           Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(f)           No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

5.           Depositor warrants and represents to, and covenants with, Assignor, Assignee and Fremont that as of the date hereof:

(a)           Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

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(b)           Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject. The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c)           No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

6.           Assignee warrants and represents to, and covenants with, Assignor, Depositor and Fremont that as of the date hereof:

(a)           Assignee is a federal savings bank duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

(b)           Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling and Servicing Agreement. The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

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7.           Fremont warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

(a)           Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)           Fremont is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to perform its obligations under the Purchase Agreement;

(c)           Fremont has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Fremont’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Fremont’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Fremont is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Fremont or its property is subject. The execution, delivery and performance by Fremont of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Fremont. This Agreement has been duly executed and delivered by Fremont and, upon the due authorization, execution and delivery by Assignor, Assignee and the Depositor, will constitute the valid and legally binding obligation of Fremont enforceable against Fremont in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(d)           No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Fremont in connection with the execution, delivery or performance by Fremont of this Agreement, or the consummation by it of the transactions contemplated hereby.

Restated Fremont Representations and Warranties

8.           Pursuant to Section 32(d) of the Purchase Agreement, Fremont hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Subsection 7.01 of the Purchase Agreement as of the related Closing Date and (b) the representations and warranties set forth in Subsection 7.02 of the Purchase Agreement as of the date hereof, as if such representations and warranties were set forth herein in full.

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In the event of a breach of any representations and warranties referred to in clauses (a) or (b) above as of the related Closing Date or the date hereof, as the case may be, Assignee shall be entitled to all the remedies under the Purchase Agreement, including, without limitation, the right to compel Fremont to repurchase Mortgage Loans pursuant to Section 7.03 of the Purchase Agreement, subject to the provisions of Section 10.

Recognition of Assignee

9.           From and after the date hereof, subject to Section 10 below, Fremont shall recognize Assignee as owner of the Mortgage Loans and will perform its obligations hereunder for the benefit of the Assignee in accordance with the Purchase Agreement, as modified hereby or as may be amended from time to time, as if Assignee and Fremont had entered into a separate purchase agreement for the purchase of the Mortgage Loans in the form of the Purchase Agreement, the terms of which are incorporated herein by reference, as amended by this Agreement.

Enforcement of Rights

10.           (a)           Controlling Holder Rights. Fremont agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will exercise all of Assignee's rights as Purchaser under the following section of the Purchase Agreement:

Purchase Agreement:

Section or Subsection	Matter

7.03, other than 7.03(c)	Repurchase and Substitution

(b)           If there is no Controlling Holder under the Pooling and Servicing Agreement, then all rights that are to be exercised by the Controlling Holder pursuant to Section 10(a) shall be exercised by Assignee.

Amendments to Purchase Agreement

11.           The parties agree that the Purchase Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

(a)           Definitions.

(i)           The definitions of “Business Day” and “Repurchase Price” set forth in Section 1 of the Purchase Agreement shall be deleted and replaced in their entirety as follows:

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Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the states of California, Delaware, Maryland, Minnesota, Missouri or New York, (iii) a day on which banks in the states of California, Delaware, Maryland, Minnesota, Missouri or New York, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the unpaid principal balance of the Mortgage Loan, plus (ii) interest on such unpaid principal balance at the related Mortgage Interest Rate from the last date through which interest was last paid by or on behalf of the Mortgagor to the last day of the month in which such repurchase occurs, plus (iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased, minus (iv) any amounts received in respect of such repurchased Mortgage Loan and being held for future distribution in connection with such Mortgage Loan.

(b)           The following sentence shall be added as the new third sentence of Subsection 7.03(a):

Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis.

(c)           The rights under the Purchase Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Purchase Agreement as amended by this Agreement.

Miscellaneous

12.           All demands, notices and communications related to the Mortgage Loans, the Purchase Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

(a)          In the case of Fremont,

Fremont Bank

25151 Clawiter Road

Hayward, California 94545

Attention: Gary DeLuca, Residential Lending

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(b)          In the case of Assignee,

Christiana Trust, a division of Wilmington Savings Fund Society, FSB

500 Delaware Avenue, 11th Floor

Wilmington, Delaware, 19801

Attention: Corporate Trust - Sequoia Mortgage Trust 2013-3

(c)          In the case of Depositor,

Sequoia Residential Funding, Inc.

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(d)          In the case of Assignor,

Redwood Residential Acquisition Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(e)          In the case of Master Servicer,

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045)

Telephone number: (410) 884-2000

Facsimile number: (410) 715-2380

Attention: Client Manager — Sequoia Mortgage Trust 2013-3

(f)          In the case of the initial Controlling Holder,

Sequoia Mortgage Funding Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

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13.           This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

14.           No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

15.           This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Depositor, Assignee or Fremont may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or Fremont, respectively, hereunder.

16.           This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the representations and warranties made by Fremont pursuant to the Purchase Agreement to the extent of the Mortgage Loans by Assignor to Depositor and by Depositor to Assignee, and the termination of the Purchase Agreement.

17.           This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

18.           The Controlling Holder under the Pooling and Servicing Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto. Fremont hereby consents to such exercise and enforcement.

19.            It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by Christiana Trust, a division of Wilmington Savings Fund Society, FSB (“Christiana Trust”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling and Servicing Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal undertaking or agreement of or by Christiana Trust but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Christiana Trust, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Christiana Trust in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Assignor under the Purchase Agreement, as modified or supplemented by this Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

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20.           Master Servicer. Fremont hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N.A. to act as master servicer and securities administrator under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee. The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under this Agreement, including, without limitation, the right to enforce the obligations of Fremont hereunder and under the Purchase Agreement and the right to exercise the remedies of the Purchaser hereunder and under the Purchase Agreement.

Fremont shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Wells Fargo Bank, N.A.

San Francisco, California

ABA# 121-000-248

Account #3970771416

Account Name: SAS Clearing

FFC: Account #39153400, Sequoia Mortgage Trust 2013-3 Distribution Account

21.           Fremont acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement. Notwithstanding Section 10 of the Purchase Agreement, Fremont shall pay shipping expenses for any Mortgage Loan Documents if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Subsection 7.01 of the Purchase Agreement.

22.           Rule 17g-5 Compliance. Fremont hereby agrees that it shall provide information with respect to the Mortgage Loans or the origination thereof to any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) via electronic mail at rmbs17g5informationprovider@wellsfargo.com, with a subject reference of “SEMT 2013-3” and an identification of the type of information being provided in the body of such electronic mail. The Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”) shall notify Fremont in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider. Fremont shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider. None of the foregoing restrictions in this Section 22 prohibit or restrict oral or written communications, or providing information, between Fremont, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to Fremont or (ii) such Rating Agency’s or NRSRO’s evaluation of Fremont’s operations in general; provided, however, that Fremont shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION CORPORATION
Assignor

By:
Name:
Title:

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

By:
Name:
Title:

Christiana Trust, a division of Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Trustee, Assignee

By:
Name:
Title:

FREMONT BANK

By:
Name:
Title:

Accepted and agreed to by:

WELLS FARGO BANK, N.A.
Master Servicer

By:
Name:
Title:

Signature Page – Assignment of Representations and Warranties – Fremont Bank (SEMT 2013-3)

ATTACHMENT 1

MORTGAGE LOAN SCHEDULE

	1	2	3	4	5	6	7	8	9
	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Originator Name	Loan Number	Amortization Type	Lien Position
1	1000383	0.002500			1001105	Fremont Bank	6000124336	1	1
2	1000383	0.002500			1001105	Fremont Bank	6000127784	1	1
3	1000383	0.002500			1001105	Fremont Bank	6000141090	1	1
4	1000383	0.002500			1001105	Fremont Bank	6000143856	1	1
5	1000383	0.002500			1001105	Fremont Bank	6000145414	1	1
6	1000383	0.002500			1001105	Fremont Bank	6000149762	1	1
7	1000383	0.002500			1001105	Fremont Bank	6000150463	1	1
8	1000383	0.002500			1001105	Fremont Bank	6000150794	1	1
9	1000383	0.002500			1001105	Fremont Bank	6000151099	1	1
10	1000383	0.002500			1001105	Fremont Bank	6000151719	1	1
11	1000383	0.002500			1001105	Fremont Bank	6000153186	1	1
12	1000383	0.002500			1001105	Fremont Bank	6000155843	1	1
13	1000383	0.002500			1001105	Fremont Bank	6000155876	1	1
14	1000383	0.002500			1001105	Fremont Bank	6000160181	1	1
15	1000383	0.002500			1001105	Fremont Bank	6000163102	1	1
16	1000383	0.002500			1001105	Fremont Bank	8001080624	1	1
17	1000383	0.002500			1001105	Fremont Bank	8001169260	1	1
18	1000383	0.002500			1001105	Fremont Bank	8001176513	1	1
19	1000383	0.002500			1001105	Fremont Bank	8001179491	1	1
20	1000383	0.002500			1001105	Fremont Bank	8001194375	1	1
21	1000383	0.002500			1001105	Fremont Bank	8001199937	1	1
22	1000383	0.002500			1001105	Fremont Bank	8001206591	1	1
23	1000383	0.002500			1001105	Fremont Bank	8001064040	1	1
24	1000383	0.002500			1001105	Fremont Bank	6000138021	1	1
25	1000383	0.002500			1001105	Fremont Bank	8001192361	1	1
26	1000383	0.002500			1001105	Fremont Bank	8001197063	1	1
27	1000383	0.002500			1001105	Fremont Bank	6000153897	1	1
28	1000383	0.002500			1001105	Fremont Bank	8001194458	1	1
29	1000383	0.002500			1001105	Fremont Bank	8001204141	1	1
30	1000383	0.002500			1001105	Fremont Bank	6000157757	1	1
31	1000383	0.002500			1001105	Fremont Bank	6000156148	1	1
32	1000383	0.002500			1001105	Fremont Bank	8001194706	1	1
33	1000383	0.002500			1001105	Fremont Bank	8001188112	1	1
34	1000383	0.002500			1001105	Fremont Bank	6000155389	1	1
35	1000383	0.002500			1001105	Fremont Bank	6000158276	1	1
36	1000383	0.002500			1001105	Fremont Bank	6000155983	1	1
37	1000383	0.002500			1001105	Fremont Bank	8001194524	1	1
38	1000383	0.002500			1001105	Fremont Bank	6000163144	1	1
39	1000383	0.002500			1001105	Fremont Bank	6000164027	1	1

	10	11	12	13	14	15	16	17	18	19	20
	HELOC Indicator	Loan Purpose	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien
1	0	7						2	4	0
2	0	9						2	0	0
3	0	9						2	4	0
4	0	9						2	0	0
5	0	9						2	0	0
6	0	9						2	0	0
7	0	9						2	0	0
8	0	9						2	0	0
9	0	7						2	4	0
10	0	7						2	0	0
11	0	9						2	0	0
12	0	7						2	0	0
13	0	3						2	0	0
14	0	9						2	0	0
15	0	6						2	0	0
16	0	9						1	0	0
17	0	9						1	0	0
18	0	7						1	0	0
19	0	3						1	0	0
20	0	9						1	4	0
21	0	3						1	0	0
22	0	9						1	0	0
23	0	9						1	0	0
24	0	9						2	0	0
25	0	9						1	0	0
26	0	9						1	0	0
27	0	9						2	0	0
28	0	9						1	0	0
29	0	9						1	0	0
30	0	7						2	0	0
31	0	9						2	0	0
32	0	9						1	0	0
33	0	9						1	0	0
34	0	9						2	0	0
35	0	9						2	0	0
36	0	7						2	0	0
37	0	9						1	0	0
38	0	9						2	0	0
39	0	7						2	4	0

	21	22	23	24	25	26	27	28	29	30	31
	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan	Interest Type Indicator
1			0.00		20120813	1000000.00	0.038750	360	360	20121001	1
2			101009.00		20121115	686000.00	0.043750	360	360	20130101	1
3			0.00		20121116	980000.00	0.041250	360	360	20130101	1
4			0.00		20121124	785500.00	0.041250	360	360	20130101	1
5			0.00		20121102	780000.00	0.042500	360	360	20130101	1
6			0.00		20121207	725000.00	0.037500	360	360	20130201	1
7			0.00		20121221	902500.00	0.041250	360	360	20130201	1
8			465000.00		20121218	1370000.00	0.038750	360	360	20130201	1
9			120000.00		20121107	1000000.00	0.037500	360	360	20130101	1
10			0.00		20121108	660000.00	0.043750	360	360	20130101	1
11			0.00		20121205	644000.00	0.038750	360	360	20130201	1
12			125000.00		20121212	725000.00	0.042500	360	360	20130201	1
13			0.00		20121201	770000.00	0.040000	360	360	20130201	1
14			0.00		20121213	707000.00	0.037500	360	360	20130201	1
15			0.00		20121220	735000.00	0.037500	360	360	20130201	1
16			290000.00		20121023	665200.00	0.037500	360	360	20121201	1
17			0.00		20121107	1000000.00	0.035000	360	360	20130101	1
18			0.00		20121116	756800.00	0.037500	360	360	20130101	1
19			0.00		20121208	950000.00	0.035000	360	360	20130201	1
20			0.00		20121215	691000.00	0.035000	360	360	20130201	1
21			0.00		20121116	668000.00	0.035000	360	360	20130101	1
22			0.00		20121213	921000.00	0.036250	360	360	20130201	1
23			144732.00		20121022	693931.00	0.037500	360	360	20121201	1
24			0.00		20121012	680000.00	0.040000	360	360	20121201	1
25			0.00		20121212	952100.00	0.033750	360	360	20130201	1
26			250000.00		20121217	703500.00	0.036250	360	360	20130201	1
27			0.00		20121206	677000.00	0.038750	360	360	20130201	1
28			0.00		20121117	668552.00	0.035000	360	360	20130101	1
29			0.00		20121129	716700.00	0.035000	360	360	20130201	1
30			0.00		20121130	720000.00	0.041250	360	360	20130101	1
31			0.00		20121130	837000.00	0.037500	360	360	20130101	1
32			0.00		20121220	635000.00	0.032500	360	360	20130201	1
33			0.00		20130108	719000.00	0.035000	360	360	20130301	1
34			0.00		20121205	645000.00	0.037500	360	360	20130201	1
35			0.00		20121212	720000.00	0.038750	360	360	20130201	1
36			0.00		20121221	950000.00	0.037500	360	360	20130201	1
37			0.00		20121128	700000.00	0.037500	360	360	20130201	1
38			100000.00		20121227	996000.00	0.038750	360	360	20130201	1
39			0.00		20121224	1195000.00	0.036250	360	360	20130201	1

	32	33	34	35	36	37	38	39	40	41	42
	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type	ARM Look-back Days	Gross Margin
1	0	0		992582.96	0.038750	4702.37	20130201	0	0
2	0	0		684148.51	0.043750	3425.10	20130201	0	0
3	0	0		977233.61	0.041250	4749.57	20130201	0	0
4	0	0		782780.95	0.041250	3806.92	20130201	0	0
5	0	0		776178.17	0.042500	3837.13	20130201	0	0
6	0	0		723908.04	0.037500	3357.59	20130201	0	0
7	0	0		901228.38	0.041250	4373.96	20130201	0	0
8	0	0		1364814.54	0.038750	6442.25	20130201	0	0
9	0	0		994957.72	0.037500	4631.16	20130201	0	0
10	0	0		658218.69	0.043750	3295.28	20130201	0	0
11	0	0		643051.25	0.038750	3028.33	20130201	0	0
12	0	0		724001.15	0.042500	3566.56	20130201	0	0
13	0	0		768890.57	0.040000	3676.10	20130201	0	0
14	0	0		705935.15	0.037500	3274.23	20130201	0	0
15	0	0		733892.98	0.037500	3403.90	20130201	0	0
16	0	0		662184.90	0.037500	3080.64	20130201	0	0
17	0	0		996847.85	0.035000	4490.45	20130201	0	0
18	0	0		754516.72	0.037500	3504.86	20130201	0	0
19	0	0		948504.91	0.035000	4265.92	20130201	0	0
20	0	0		689912.52	0.035000	3102.90	20130201	0	0
21	0	0		665894.36	0.035000	2999.62	20130201	0	0
22	0	0		919581.96	0.036250	4200.23	20130201	0	0
23	0	0		690785.66	0.037500	3213.70	20130201	0	0
24	0	0		677050.90	0.040000	3246.42	20130201	0	0
25	0	0		950568.58	0.033750	4209.20	20130201	0	0
26	0	0		702416.84	0.036250	3208.32	20130201	0	0
27	0	0		676002.64	0.038750	3183.51	20130201	0	0
28	0	0		666444.61	0.035000	3002.10	20130201	0	0
29	0	0		715572.08	0.035000	3218.30	20130201	0	0
30	0	0		717967.55	0.041250	3489.48	20130201	0	0
31	0	0		834450.96	0.037500	3876.28	20130201	0	0
32	0	0		633956.23	0.032500	2763.56	20130201	0	0
33	0	0		719000.00	0.035000	3228.63	20130201	0	0
34	0	0		644028.53	0.037500	2987.10	20130201	0	0
35	0	0		718939.29	0.038750	3385.71	20130201	0	0
36	0	0		948569.15	0.037500	4399.60	20130201	0	0
37	0	0		698945.69	0.037500	3241.81	20130201	0	0
38	0	0		994532.69	0.038750	4683.56	20130201	0	0
39	0	0		1193160.09	0.036250	5449.81	20130201	0	0

	43	44	45	46	47	48	49	50	51	52	53	54
	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39

	55	56	57	58	59	60	61	62	63	64	65	66
	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39

	67	68	69	70	71	72	73	74	75	76	77	78
	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used
1		0		514	1		0		3		0	1
2		0		1041	3		1		0.25	21	9	1
3		0		943	2		0		10	7	6	1
4		0		878	1		0		12	14	5	1
5		0		792	1		0		7		4.75	1
6		0		122	1		0		22	11	8	1
7		0		874	2		1		19.5	0.25	24.25	1
8		0		781	1		1		25	5	16	1
9		0		850	1		0		18		0	1
10		0		1016	1		0		9		0	1
11		0		795	1		0		5.5		0.75	1
12		0		174	2		1		4.25		0	1
13		0		873	2		0		0	3	10	1
14		0		767	1		0		6	5	3	1
15		0		98	2		0		2	0	0	1
16		0		951	1		1		11		13	1
17		0		940	2		1		39		33	1
18		0		832	1		0		0	0	0	1
19		0		654	1		0		8	11	33	1
20		0		206	1		0		0	5	42	1
21		0		747	1		0		2	2	5	1
22		0		215	3		0		6		4	1
23		0		748	4		0		3	12	8	1
24		0		1022	1		0		12		5	1
25		0		831	3		1		12	9	3.5	1
26		0		773	1		0		7.5		10	1
27		0		678	1		0		13		10	1
28		0		942	2		0		1.5	3	6	1
29		0		722	3		0		4	20	8	1
30		0		759	2		1		7.25		0	1
31		0		845	1		0		5.25	3	1	1
32		0		588	1		0		13		11	1
33		0		776	1		0		22	11	10	1
34		0		316	1		1		29		20	1
35		0		779	1		1		30		24	1
36		0		707	2		0		0		0	1
37		0		982	3		0		10	1.5	6	1
38		0		954	1		0		6.75	10.25	1	1
39		0		949	3		0		9		0	1

	79	80	81	82	83	84	85	86	87	88	89	90	91
	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower	VantageScore: Co- Borrower
1	2/6/2013							736	753		3
2								747
3								778
4								784
5								791
6								775
7								754
8								773
9								792
10								755
11								798
12								780
13								743
14								776
15								766
16								767
17								764
18								773
19								755
20								791
21								804
22								742
23								758
24								797
25								765
26								772
27								780
28								787
29								760
30								734
31								805
32								761
33								758
34								733
35								761
36								771
37								765
38								784
39								789

	92	93	94	95	96	97	98	99	100	101	102
	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure	Primary Borrower Wage Income	Co-Borrower Wage Income
1							000000000000			21888.01
2							000000000000			11250.01	12666.67
3							000000000000			10132.63	9828.87
4							000000000000			9908.25	7173.78
5							000000000000			15355.77	0
6							000000000000			20183.92	4814.25
7							000000000000			13104.59	1441.15
8							000000000000			28505.04	0
9							000000000000			26102
10							000000000000			10387.17	0
11							000000000000			10833.33
12							000000000000			22661.54
13							000000000000			0	0
14							000000000000			16058.34	8125
15							000000000000			0	14354.5
16							000000000000			23678.92	0
17							000000000000			99243.75
18							000000000000			13333.33	6875
19							000000000000			10344.58	5780
20							000000000000			3074.79	0
21							000000000000			8805.08	0
22							000000000000			29166.67	0
23							000000000000			8333.34	9635.6
24							000000000000			13583.42	0
25							000000000000			8663.75	6372.49
26							000000000000			16306.26	0
27							000000000000			20000
28							000000000000			11250	7925.08
29							000000000000			12317.1	1994.42
30							000000000000			34382.45
31							000000000000			16666.68	8115.66
32							000000000000			24583.34
33							000000000000			7750.75	7167
34							000000000000			19297.55	0
35							000000000000			9642.05
36							000000000000			19252	0
37							000000000000			6021.42	2531
38							000000000000			17467.08	0
39							000000000000			19000

	103	104	105	106	107	108	109	110	111	112
	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification	Co-Borrower Employment Verification	Borrower Asset Verification
1	6597		21888.01	28485.01	1	5		3		4
2	0	0	31579.56	31579.56	1	5		3		4
3	0	0	19961.5	19961.5	1	5		3		4
4	0	0	17082.03	17082.03	1	5		3		4
5	0	0	15355.77	15355.77	1	5		3		4
6	0	0	24998.17	24998.17	1	5		3		4
7	1090.33	0	14545.74	15636.07	1	5		3		4
8	0	0	28505.04	28505.04	1	5		3		4
9	0		26102	26102	1	5		3		4
10	1985.25	0	10387.17	12372.42	1	5		3		4
11	22837.89		10833.33	33671.22	1	5		3		4
12	0		22661.54	22661.54	1	4		3		4
13	12228.39	9050.08	0	21278.47	1	5		3		4
14	0	0	24183.34	24183.34	1	5		3		4
15	0	0	14354.5	14354.5	1	5		3		4
16	0	0	23678.92	23678.92	1	5		3		4
17	0		99243.75	99243.75	1	5		3		4
18	0	0	20208.33	20208.33	1	5		3		4
19	0	0	16124.58	16124.58	1	5		3		4
20	5355.16	0	3074.79	8429.95	1	5		3		4
21	1532.83	0	8805.08	10337.91	1	5		3		4
22	30422.45	0	29166.67	59589.12	1	5		3		4
23	8072.71	0	17968.94	26041.65	1	5		3		4
24	0	0	13583.42	13583.42	1	5		3		4
25	0	0	15036.24	15036.24	1	5		3		4
26	0	0	16306.26	16306.26	1	5		3		4
27	0		20000	20000	1	5		3		4
28	0	0	19175.08	19175.08	1	5		3		4
29	0	4471.05	14311.52	18782.57	1	5		3		4
30	193.79		34382.45	34576.24	1	5		3		4
31	0	0	24782.34	24782.34	1	5		3		4
32	0		24583.34	24583.34	1	5		3		4
33	0	0	14917.75	14917.75	1	5		3		4
34	0	0	19297.55	19297.55	1	5		3		4
35	172.25		9642.05	9814.3	1	5		3		4
36	0	0	19252	19252	1	5		3		4
37	402.63	420.85	8552.42	9375.9	1	5		3		4
38	4157.04	0	17467.08	21624.12	1	5		3		4
39	10315.81		19000	29315.81	1	5		3		4

	113	114	115	116	117	118	119	120	121	122	123	124
	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds	City	State	Postal Code	Property Type	Occupancy
1		518224.4	8888.12	0.312028			79.7268	TOPANGA	CA	90290	1	1
2		121761.9	10269.96	0.325209				FREMONT	CA	94539	1	1
3		43749.56	6894.32	0.345381				SAN MATEO	CA	94403	1	1
4		191628.1	5478.46	0.320715				BURLINGAME	CA	94010	1	1
5		85769.84	5374.47	0.349997				SAN RAMON	CA	94582	1	1
6		767426.8	5498.3	0.219948				IRVINE	CA	92602	7	1
7		197390.7	5946.51	0.380307				SANTA BARBARA	CA	93105	1	1
8		144034.3	11116.65	0.389989				PACIFIC PALISADES	CA	90272	1	1
9		264770.8	8599.67	0.329464			100	EMERALD HILLS	CA	94062	1	1
10		84675.33	4837.54	0.390994			100	PLEASANTON	CA	94566	1	1
11		93524.74	12031.37	0.357319				LA SELVA BEACH	CA	95076	1	1
12		361430.4	8907.75	0.393078			100	THOUSAND OAKS	CA	91360	7	1
13		49733.64	7201.46	0.338439				SAN CARLOS	CA	94070	1	1
14		246124.8	4710.07	0.194765				LOS GATOS	CA	95030	1	1
15		584788.8	5372.36	0.374263			100	HILLSBOROUGH	CA	94010	1	1
16		135514.1	7008.16	0.295966				BERKELEY	CA	94707	1	1
17		3199140	8857.6	0.089251				SAN RAFAEL	CA	94901	1	1
18		129976.2	5393.34	0.266887			60.3646	ALAMO	CA	94507	1	1
19		189836.6	6197.48	0.384350				LOS ALTOS	CA	94022	1	1
20		85698.92	3488.55	0.413828				MENLO PARK	CA	94025	1	1
21		161333.8	3993.33	0.386280				DANVILLE	CA	94526	1	1
22		631353	8991.58	0.150893				MORAGA	CA	94556	7	1
23		118455.3	6411.87	0.246216				SAN JOSE	CA	95126	1	1
24		63555.4	4855.39	0.357450				MOUNTAIN VIEW	CA	94043	1	1
25		337021	6017.86	0.400224				CUPERTINO	CA	95014	1	1
26		331106.3	5589.39	0.342776				SAN CARLOS	CA	94070	1	1
27		128117.7	7318.08	0.365904				DANVILLE	CA	94526	7	1
28		107113.2	4856.66	0.253280				SAN FRANCISCO	CA	94105	4	1
29		531157.8	5006.81	0.266567				SAN JOSE	CA	95135	1	1
30		158080.2	11375.13	0.328987			100	BERKELEY	CA	94707	1	1
31		145571.8	5866.33	0.236714				SAN CARLOS	CA	94070	1	1
32		610749.1	5390.81	0.219287				BERKELEY	CA	94708	1	1
33		134523	4941.67	0.331261				SAN JOSE	CA	95124	1	1
34		769299.6	7749.14	0.401561				RANCHO SANTA FE	CA	92067	7	1
35		150845.4	4365.95	0.444856				SAN JOSE	CA	95120	1	1
36		106159.4	7341.27	0.381325			100	GLENDALE	CA	91206	1	1
37		261148.3	4173.26	0.445105				FREMONT	CA	94539	1	1
38		312050.3	7677.45	0.355041				LOS GATOS	CA	95032	1	1
39		901271	11369.79	0.387838			100	DANA POINT	CA	92629	7	1

	125	126	127	128	129	130	131	132	133	134	135	136
	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV
1	1650000.00	1667000.00	3	20120619								0.606000
2		1125000.00	3	20120921								0.699500
3		1250000.00	3	20120913								0.784000
4		1100000.00	3	20121011								0.714000
5		1049000.00	3	20121004								0.743500
6		1075000.00	3	20121007								0.674400
7		1400000.00	3	20121121								0.644600
8		3000000.00	3	20121129								0.611600
9	1800000.00	1800000.00	3	20121010								0.622200
10	825000.00	830000.00	3	20121012								0.800000
11		805000.00	3	20121026								0.800000
12	1175000.00	1175000.00	3	20121030								0.723400
13		1500000.00	3	20121029								0.513300
14		1210000.00	3	20121120								0.584200
15	1135000.00	1135000.00	3	20121129								0.647500
16		1600000.00	3	20120702								0.597000
17		2000000.00	3	20121019								0.500000
18	946000.00	946000.00	3	20121005								0.800000
19		2090000.00	3	20121022								0.454500
20		1275000.00	3	20121107								0.541900
21		1200000.00	3	20121102								0.556600
22		1370000.00	3	20121115								0.672200
23		1050000.00	3	20120629								0.798700
24		955000.00	3	20120907								0.712000
25		1650000.00	3	20121027								0.577000
26		1425000.00	3	20121026								0.669100
27		1190000.00	3	20121019								0.568900
28		940000.00	3	20121029								0.711200
29		1300000.00	3	20121120								0.551300
30	900000.00	909000.00	3	20121108								0.800000
31		1395000.00	3	20121110								0.600000
32		1000000.00	3	20121113								0.635000
33		1400000.00	3	20121113								0.513500
34		2400000.00	3	20121113								0.268700
35		1750000.00	3	20121119								0.411400
36	1485000.00	1425000.00	3	20121101								0.666600
37		965000.00	3	20121108								0.725300
38		1775000.00	3	20121205								0.617400
39	2195000.00	2195000.00	3	20121204								0.544400

	137	138	139	140	141	142	143	144	145	146	147	148
	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount
1	0.606000	0	0	0
2	0.609700	0	0	0
3	0.784000	0	0	0
4	0.714000	0	0	0
5	0.743500	0	0	0
6	0.674400	0	0	0
7	0.644600	0	0	0
8	0.456600	0	0	0
9	0.555500	0	0	0
10	0.800000	0	0	0
11	0.800000	0	0	0
12	0.617000	0	0	0
13	0.513300	0	0	0
14	0.584200	0	0	0
15	0.647500	0	0	0
16	0.415700	0	0	0
17	0.500000	0	0	0
18	0.800000	0	0	0
19	0.454500	0	0	0
20	0.541900	0	0	0
21	0.556600	0	0	0
22	0.672200	0	0	0
23	0.660800	0	0	0
24	0.712000	0	0	0
25	0.577000	0	0	0
26	0.493600	0	0	0
27	0.568900	0	0	0
28	0.711200	0	0	0
29	0.551300	0	0	0
30	0.800000	0	0	0
31	0.600000	0	0	0
32	0.635000	0	0	0
33	0.513500	0	0	0
34	0.268700	0	0	0
35	0.411400	0	0	0
36	0.666600	0	0	0
37	0.725300	0	0	0
38	0.561100	0	0	0
39	0.544400	0	0	0

	149	150	151	152	153	154	155	156	157	158	159	160	161
	Total Deferred Amount	Pre-Modification Interest (Note) Rate	Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry
1												20
2												5	21
3												12	9
4												147	15
5												20
6												22	12
7												35	25
8												25	20
9												18
10												19
11												5.5
12												4.25
13												0	3
14												7.75	5
15												2	15
16												36
17												39
18												13	10
19												8	11
20												0	5
21												8	2
22												28
23												3	12
24												20
25												12	9
26												7.5
27												13
28												1.5	3
29												4	20
30												19
31												15	20
32												13
33												22	11
34												29
35												30
36												20
37												20	2.5
38												22	20
39												15

	162	163	164	165	166	167	168	169	170	171	172
	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	0	20420901	21888.01	6597	0	0	0	0	Full	Two Years	Two Months
2	101009	20421201	11250.01	0	0	12666.67	0	0	Full	Two Years	Two Months
3	0	20421201	10132.63	0	0	9828.87	0	0	Full	Two Years	Two Months
4	0	20421201	9908.25	0	0	7173.78	0	0	Full	Two Years	Two Months
5	0	20421201	15355.77	0	0	0	0	0	Full	Two Years	Two Months
6	0	20430101	20183.92	0	0	4814.25	0	0	Full	Two Years	Two Months
7	0	20430101	13104.59	0	0	1441.15	0	0	Full	Two Years	Two Months
8	5000	20430101	28505.04	0	0	0	0	0	Full	Two Years	Two Months
9	120000	20421201	26102	0	0	0	0	0	Full	Two Years	Two Months
10	0	20421201	10387.17	1985.25	0	0	0	0	Full	Two Years	Two Months
11	0	20430101	10833.33	0	22837.89	0	0	0	Full	Two Years	Two Months
12	125000	20430101	22661.54	0	0	0	0	0	Full	Two Years	Two Months
13	0	20430101	0	0	0	0	0	0	Full	Two Years	Two Months
14	0	20430101	16058.34	0	0	8125	0	0	Full	Two Years	Two Months
15	0	20430101	0	0	0	14354.5	0	0	Full	Two Years	Two Months
16	262924	20421101	23678.92	0	0	0	0	0	Full	Two Years	Two Months
17	0	20421201	99243.75	0	0	0	0	0	Full	Two Years	Two Months
18	0	20421201	13333.33	0	0	6875	0	0	Full	Two Years	Two Months
19	0	20430101	10344.58	0	0	5780	0	0	Full	Two Years	Two Months
20	0	20430101	3074.79	0	0	0	0	0	Full	Two Years	Two Months
21	0	20421201	8805.08	0	0	0	0	0	Full	Two Years	Two Months
22	0	20430101	29166.67	30422.45	0	0	0	0	Full	Two Years	Two Months
23	144732	20421101	8333.34	0	8072.71	9635.6	0	0	Full	Two Years	Two Months
24	0	20421101	13583.42	0	0	0	0	0	Full	Two Years	Two Months
25	0	20430101	8663.75	0	0	6372.49	0	0	Full	Two Years	Two Months
26	229663	20430101	16306.26	0	0	0	0	0	Full	Two Years	Two Months
27	0	20430101	20000	0	0	0	0	0	Full	Two Years	Two Months
28	0	20421201	11250	0	0	7925.08	0	0	Full	Two Years	Two Months
29	0	20430101	12317.1	0	0	1994.42	0	4471.05	Full	Two Years	Two Months
30	0	20421201	34382.45	0	0	0	0	0	Full	Two Years	Two Months
31	0	20421201	16666.68	0	0	8115.66	0	0	Full	Two Years	Two Months
32	0	20430101	24583.34	0	0	0	0	0	Full	Two Years	Two Months
33	0	20430201	7750.75	0	0	7167	0	0	Full	Two Years	Two Months
34	0	20430101	19297.55	0	0	0	0	0	Full	Two Years	Two Months
35	0	20430101	9642.05	0	0	0	0	0	Full	Two Years	Two Months
36	0	20430101	19252	0	0	0	0	0	Full	Two Years	Two Months
37	0	20430101	6021.42	0	0	2531	0	0	Full	Two Years	Two Months
38	100000	20430101	17467.08	4157.04	0	0	0	0	Full	Two Years	Two Months
39	0	20430101	19000	10315.81	0	0	0	0	Full	Two Years	Two Months

ATTACHMENT 2

PURCHASE AGREEMENT

See Exhibit 10.13